NOTICE AND ACCEPTANCE OF TSR PERFORMANCE SHARE UNIT AWARD Participant «Name» «Address1» «Address2» Target Number of Performance Share Units: «TSR» 1. Grant of Performance Units. Effective «Date_of_Award» (the “Date of Grant”), «Name» (the “Participant”) has been awarded Performance Units (“Performance Share Units” or the “Award”) in accordance with and subject to the provisions of the Shenandoah Telecommunications Company 2014 Equity Incentive Plan (the “Plan”). All terms used in this Notice and Acceptance of TSR Performance Share Unit Award (this “Agreement”) that are defined in the Plan have the same meaning given them in the Plan. 2. Vesting of Performance Units. The Participant will earn Performance Share Units and the Participant’s interest in the earned Performance Share Units shall become vested to the extent provided in paragraph 2(a), 2(b) or 2(c), as applicable, and the other terms and conditions of this Agreement and the Plan. (a) Continued Employment; Retirement. This paragraph 2(a) applies if (i) the Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until «EndMD», «EndYr», (ii) the Participant complies with all of the Restrictive Covenants set forth in paragraph 6 of this Agreement, and (iii) a Control Change Date does not occur before «PostYr». This paragraph 2(a) also applies if (i) the Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until the date of the Participant’s Retirement, (ii) the date of the Participant’s Retirement is before «PostYr» and before the occurrence of a Control Change Date, and (iii) the Participant complies with all of the Restrictive Covenants set forth in paragraph 6 of this Agreement. If this paragraph 2(a) applies then the Participant will earn and become vested in the lesser of (i) the number of Performance Share Units determined by multiplying the number of Target Performance Units times the Applicable Percentage and (ii) the number of Performance Share Units that would result in the Maximum Payout. (b) Death or Disability. This paragraph 2(b) applies if (i) the Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until the date that the Participant’s employment with the Company terminates on account of death or Disability, (ii) the Participant complies with all of the Restrictive Covenants set forth in paragraph 6 of this Agreement, and (iii) the date of such termination is before «PostYr» and before the occurrence of a Control Change Date. If this paragraph 2(b) applies then the Participant will earn and become vested in the number of Performance Share Units equal to the product of the proration fraction times the lesser of (i) the number of Performance Share Units determined by multiplying the number of Target Performance Share Units times the Applicable Percentage and (ii) the number of Performance Share Units that would result in the Maximum Payout. The numerator of the

TSR Performance Share Unit Award «Date_of_Award» Page 2 proration fraction is the number of days that the Participant was employed by the Company or an Affiliate on or after «BegMD», «BegYr», and the denominator of the proration fraction is one thousand ninety-five (1,095). (c) Change in Control. This paragraph 2(c) applies if (i) a Control Change Date occurs before «PostYr», (ii) the Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until that Control Change Date, and (iii) the Participant complies with all of the Restrictive Covenants set forth in paragraph 6 of this Agreement. This paragraph 2(c) also applies if (i) a Control Change Date occurs before «PostYr» but on or after the date of the Participant’s Retirement in accordance with paragraph 2(a) and (ii) the Participant complies with all of the Restrictive Covenants set forth in paragraph 6 of this Agreement. If this paragraph 2(c) applies, then the Participant will earn and become vested in the lesser of (i) the number of Performance Units determined by multiplying the number of Target Performance Units times the Applicable Percentage and (ii) the number of Performance Units that would result in the Maximum Payout. If this paragraph 2(c) applies, the Participant shall become vested in the right to receive the Control Change Payout on the Control Change Date. Except as provided in this paragraph 2, the Participant’s rights with respect to the Performance Share Units and the Control Change Payout shall be forfeited on the date that the Participant’s employment with the Company and its Affiliates terminates for any reason. Moreover, the Participant’s rights with respect to the Performance Share Unites and the Control Change Payout shall be forfeited on the date that the Participant breaches any of the Restrictive Covenants set forth in paragraph 6 of this Agreement. 3. Settlement. (a) Before a Change in Control. As soon as practicable after the end of the applicable Measurement Period, but in all events no later than March 15 of the year following the end of the applicable Measurement Period, the Committee shall determine and certify the number of Performance Share Units that have been earned and vested under paragraph 2(a) or 2(b). On the date of the Committee’s certification, the Committee shall direct the transfer agent to issue shares of Common Stock to the Participant (or the estate of the Participant in the case of the Participant’s death on or before such date). The number of shares of Common Stock issued to the Participant will equal the number of Performance Share Units that the Committee has certified have been earned and vested by the Participant under paragraph 2(a) or 2(b); provided, however, that only whole shares of Common Stock will be issued and a cash payment will be made in settlement of any fractional share of Common Stock that otherwise would be issued to the Participant. (b) On and After a Change in Control. As soon as practicable after a Control Change Date, but in all events no later than March 15 of the year following the year in which the Control Change Date occurs, the Committee shall determine and certify the number of Performance Share Units that have been earned under paragraph 2(c) and the amount of the Control Change Payout. The Control Change Payout certified by the Committee shall be paid on the date of the Committee’s certification. The Control Change Payout shall be paid in a single payment in stock

TSR Performance Share Unit Award «Date_of_Award» Page 3 that is readily tradeable on an established securities market, cash or a combination of such stock and cash. 4. Transferability. The Performance Units evidenced by this Agreement cannot be transferred. 5. Definitions. For purposes of this Agreement, the following terms shall have the meaning set forth below: Applicable Percentage means the percentage determined in accordance with the following table based on the Company’s Percentile Ranking for the applicable Measurement Period: Percentile Ranking Applicable Percentage Below 25% 0% At least 25% 50% At least 50% 100% 75% or higher 150% The Applicable Percentage shall be determined using straight line interpolation in the case of Percentile Rankings of at least 25% but less than 50% and at least 50% but less than 75%. Notwithstanding the foregoing, if the Company’s TSR for the applicable Measurement Period is less than zero, then the Applicable Percentage shall be the lesser of the amount determined under the preceding sentence and table and 100%. Control Change Payout means the lesser of (i) the value of the Maximum Payout or (ii) the value determined by multiplying the number of Performance Share Units that are earned under paragraph 2(c) times the Fair Market Value on the Control Change Date. Disability means that the Participant is entitled to receive long-term disability benefits under a plan or policy maintained by the Company (determined based on the Participant’s medical condition and without regard to any waiting or elimination period). Maximum Payout means the number of shares of Common Stock that have a Fair Market Value (on the date the shares are issued or would be issued under this Agreement) equal to the product of (i) four and one-half times (ii) the Fair Market Value on the Date of Grant times (iii) the number of Target Performance Share Units. Measurement Period means the period beginning on «BegMD», «BegYr», and ending on (i) «EndMD», «EndYr» for purposes of Section 2(a), (ii) the date that the Participant’s employment with the Company and its Affiliates ends on account of death or Disability for purposes of Section 2(b) and (iii) a Control Change Date for purposes of Section 2(c).

TSR Performance Share Unit Award «Date_of_Award» Page 4 Peer Group means the companies listed on Exhibit I. If a Company that is listed on Exhibit I becomes subject to a proceeding as a debtor under the United States Bankruptcy Code during the applicable Measurement Period, that Company shall continue to be a member of the Peer Group but its TSR for the applicable Measurement Period shall be deemed to be no greater than any other member of the Peer Group. Except as provided in the preceding sentence, if the common stock of a company that is listed on Exhibit I ceases to be publicly traded during the applicable Measurement Period, then that Company shall not be considered a member of the Peer Group for that Measurement Period. Percentile Ranking means the relative ranking of the Company based on the Company’s TSR for the applicable Measurement Period compared to the TSR of each member of the Peer Group for the same Measurement Period. For this purpose, the Percentile Rank will be determined using Excel’s PercentRank function, including the Company in the “N count.” Retirement or Retire means the Participant’s voluntary resignation from active employment with the Company and its Affiliates, while in good standing, on or after the six month anniversary of the Date of Grant and after having completed at least ten years of full-time continuous service as an employee of the Company or an Affiliate, and where the sum of the Participant’s age plus years of service is not less than seventy-five (75); provided that, periods of employment with an Affiliate prior to the date it became an Affiliate and periods credited as service for other benefit purposes even though the Participant was not performing services for the Company or an Affiliate shall not be recognized as continuous service of this purpose. Target Performance Units means the number of Performance Units set forth at the top of this Agreement. TSR means, for the Common Stock and the common stock of each member of the Peer Group, the total shareholder return (share price appreciation/depreciation during the applicable Measurement Period plus the value attributable to reinvested dividends paid on the shares during the applicable Measurement Period). The TSR shall be expressed as a percentage. The calculation of TSR will be based on the average closing price of the shares for the twenty trading days immediately preceding «BegMD», «BegYr» and the average closing price of the shares for the twenty trading days immediately preceding the last day of the applicable Measurement Period. The TSR will be calculated assuming that cash dividends (including extraordinary cash dividends) paid on the shares are reinvested in additional shares on the ex dividend date and that any securities distributed to shareholders in a spinoff transaction are sold and the proceeds reinvested in additional shares on the ex dividend date. 6. Restrictive Covenants. (a) Non-Competition. The Participant agrees that, during the period that any unvested Performance Units are outstanding and during the Participant’s employment with the Company, the Participant will not, without the Board’s prior written consent, directly or indirectly engage in, have any equity interest in, or assist, manage or participate in (whether as a director, officer, employee, agent, representative security holder, consultant or otherwise) any

TSR Performance Share Unit Award «Date_of_Award» Page 5 Competitive Business; provided, however, that: (i) the Participant shall be permitted to acquire a passive stock or equity interest in such a Competitive Business provided the stock or other equity interest acquired is not more than 5% of the outstanding interest in such a Competitive Business; and (ii) the Participant shall be permitted to acquire any investment through a mutual fund, private equity fund or other pooled account that is not controlled by the Participant and in which he has less than a 5% interest. For purposes of this provision, the term “Competitive Business” shall mean a business that provides, or is taking active steps to provide, telecommunications services to customers in any city or county in which the Company or an affiliate provides, or is taking active steps to provide, the same or similar telecommunications services to customers. (b) Non-Solicitation. The Participant agrees that, during the period that any unvested Performance Units are outstanding, during the Participant’s employment with the Company, and during the one (1) year period immediately following the termination of the Participant’s employment with the Company by either party for any reason, the Participant will not, directly or indirectly, recruit or otherwise solicit or induce any employee, director, consultant, customer, vendor or supplier of the Company to terminate his, her or its employment or arrangement with the Company or otherwise change his, her or its relationship with the Company. (c) Confidentiality. The Participant agrees that, both during and after the Participant’s employment with the Company, the Participant will maintain in confidence and shall not directly, indirectly or otherwise, use, disseminate, disclose or publish, or use for the Participant’s benefit or the benefit of any person, firm, corporation or other entity, any confidential or proprietary information or trade secrets of or relating to the Company without the prior written authorization of the Company. Notwithstanding anything herein to the contrary, nothing in this provision shall prohibit the Participant from disclosing any information that is generally known by the public, and this provision will not preclude the Participant from giving testimony in response to a lawful subpoena or preclude any conduct protected under 18 U.S.C. Section 1514A(a) or any similar state or federal law providing “whistleblower” protection to the Participant. (d) Non-Disparagement. The Participant agrees that, both during and after the Participant’s employment with the Company, the Participant will not criticize, defame, be derogatory toward or otherwise disparage the Company (or the Company’s past, present and future officers, directors, stockholders, attorneys, agents, representatives, employees or affiliates), or its or their business plans or actions, to any third party, either orally or in writing; provided, however, that this provision will not preclude the Participant from giving testimony in response to a lawful subpoena or preclude any conduct protected under 18 U.S.C. Section 1514A(a) or any similar state or federal law providing “whistleblower” protection to the Participant. (e) Remedies. In the event the Participant breaches any of the Restrictive Covenants in Section 6(a), (b), (c), or (d), in addition to any other remedy available to the Company at law or in equity, any Performance Units not vested in accordance with the provisions of this Agreement will be immediately cancelled, and the Company shall also be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or

TSR Performance Share Unit Award «Date_of_Award» Page 6 permanent injunction, an accounting of any profits obtained by the Participant on account of such breach, or any other equitable remedy which may then be available. Nothing in this Section 6(e) shall be construed as prohibiting the Company from pursuing any other additional remedy available to it for such breach. 7. Shareholder Rights. The Participant will not have any rights as a shareholder of the Company on account of the grant of the Performance Units until, and then only to the extent that, the Performance Units are earned and vested and settled by the issuance of Common Stock in accordance with this Agreement. 8. Tax Withholding. No shares of Common Stock shall be issued in settlement of the Performance Units until the Participant has made arrangements, acceptable to the Company, for the satisfaction of any income and employment taxes that must be withheld on account of the issuance of Common Stock under paragraph 3. The Company, in its discretion, shall have the right (but not the obligation) to satisfy any income and employment tax withholding obligations by reducing the number of shares of Common Stock otherwise issuable to the Participant. 9. No Employment Rights. This Award does not give the Participant any rights to continued employment by, or service with, the Company or an Affiliate and does not interfere with the rights of the Company or an Affiliate to terminate the Participant’s employment or service. 10. Additional Conditions to Delivery of Shares. The Company will not be required to issue any certificate or certificates for Shares prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Company will, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any state or federal governmental agency, which the Company will, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of grant of the Shares as the Company may establish from time to time for reasons of administrative convenience. 11. Governing Plan Document and Defined Terms. The Participant acknowledges that a copy of the Plan has been made available to the Participant. The Participant agrees that the Award is subject to all of the provisions of the Plan and all interpretations, amendments, rules and regulations which may be promulgated or adopted from time to time. In the event of any conflict between the provisions of the Plan and this Agreement, the Participant agrees that the terms of the Plan will control. Participant hereby acknowledges that a copy of the Plan has been made available to Participant. Defined terms not explicitly defined in this Notice of Award shall have the same definitions as in the Plan. 12. Recoupment Policy. The Performance Units covered by this Award and any shares of Common Stock issued in settlement of this Award (and any additional shares of Common Stock

TSR Performance Share Unit Award «Date_of_Award» Page 7 issued on account of a stock split, stock dividend, etc.) are subject to cancellation, adjustment or forfeiture in accordance with the Executive Compensation Recovery Policy as such policy may be in effect from time to time. 13. Change in Capital Structure. The terms of this Award shall be adjusted as the Committee determines is required under the Plan in the event that the Company effects one or more stock dividends, stock splits, subdivisions or consolidations of shares, extraordinary cash dividends or other similar changes in capitalization described in the Plan. 14. Section 409A. This Award is intended to be exempt from the requirements of Section 409A of the Code. Notwithstanding any contrary provision in the Plan or this Agreement, the Company reserves the right to take such actions as may be necessary or desirable to assure that this Award is exempt from, or in compliance with, the requirements of Section 409A of the Code. 15. Governing Law. This Award and this Agreement shall be governed by the laws of the Commonwealth of Virginia without reference to principles of conflict of laws. 16. Binding Effect. Subject to the limitations stated above and in the Plan, this Agreement shall be binding on the Participant and the Participant’s successors in interest and the Company and any successors of the Company. 17. Survival. The provisions of this Agreement (including without limitation, the provisions regarding cancellation, adjustment or forfeiture of the Award) shall survive the vesting of the Units and the issuance of the Shares without limitation. IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by a duly authorized officer and the Participant has executed this Agreement. SHENANDOAH TELECOMMUNICATIONS «Name» COMPANY By «CoSignName» Participant «CoSignTitle»

TSR Performance Share Unit Award «Date_of_Award» Page 8 Exhibit I Peer Group Companies [To Be Provided]